                       SECOND LOAN MODIFICATION AGREEMENT

      This Second Loan Modification Agreement (this "Loan Modification
Agreement") is entered into as of October 31, 2006, by and between SILICON
VALLEY BANK, a California-chartered bank, with its principal place of business at 3003 Tasman Drive, Santa Clara, California 95054 and with a loan production office located at 535 Fifth Avenue, 27th Floor, New York, New York 10017
("Bank") and AXS-ONE INC., a Delaware corporation with its chief executive office located at 301 Route 17 North, Rutherford, New Jersey 07070 ("Borrower").

1.    DESCRIPTION OF EXISTING INDEBTEDNESS AND OBLIGATIONS. Among other indebtedness and obligations which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to a loan arrangement dated as of September 13, 2005, evidenced by, among other documents, a certain Amended and Restated Loan and
Security Agreement dated as of September 13, 2005, between Borrower and Bank, as amended by a certain First Loan Modification Agreement dated as of March 14,
2006, between Borrower and Bank (as amended, the "Loan Agreement"). Capitalized terms used but not otherwise defined herein shall have the same meaning as in the Loan Agreement.

2.    DESCRIPTION OF COLLATERAL. Repayment of the Obligations is secured by the
Collateral as described in the Loan Agreement and the Intellectual Property
Collateral as described in a certain Intellectual Property Security Agreement dated as of even date herewith (the "IP Security Agreement") (together with any other collateral security granted to Bank, the "Security Documents").

Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing
Loan Documents".

3.    DESCRIPTION OF CHANGE IN TERMS.

      A.    Modifications to Loan Agreement.

            1     The Loan Agreement shall be amended by deleting the following, appearing as Section 4 of the Schedule to the Loan Agreement:

                        "SECTION 1        CREDIT LIMIT

                        (Section 1.1):    An amount not to exceed the lesser of
                                          (A) or (B), below:

                                    (A)   (i)   $4,000,000.00 (the "Maximum
                                    Credit Limit"); minus

                                    (ii)  the aggregate amounts then undrawn on
                                    all outstanding letters of credit, foreign
                                    exchange contracts, or any other
                                    accommodations issued or incurred, or caused
                                    to be issued or incurred by Silicon for the
                                    account and/or benefit of the Borrower.

                                    (B)   (i)   80.0% of the amount of the
                                    Borrower's Eligible Accounts; minus

                                    (ii)  the aggregate amounts then undrawn on
                                    all outstanding letters of credit, foreign
                                    exchange contracts, or any other
                                    accommodations issued or incurred, or caused
                                    to be issued or incurred by Silicon for the
                                    account and/or benefit of the Borrower.

                        Silicon may, from time to time, modify the advance
                        rate(s) set forth herein in its good faith business
                        judgment upon notice to Borrower based on changes in
                        collection experience with respect to the Accounts or
                        other issues or factors relating to the Accounts or the
                        Collateral.

                                    Letter of Credit/Foreign Exchange
                                    Contract/Cash Management Services Sublimit

                                    (Section 1.6, 1.7, 1.8):   $1,000,000.00"

                  and inserting in lieu thereof the following:

                        "SECTION 1        CREDIT LIMIT

                        (Section 1.1):    An amount not to exceed the lesser of
                                          (A) or (B), below:

                                    (A)   (i)   $2,000,000.00 (the "Maximum
                                    Credit Limit"); minus

                                    (ii)  the aggregate amounts then undrawn on
                                    all outstanding letters of credit, foreign
                                    exchange contracts, or any other
                                    accommodations issued or incurred, or caused
                                    to be issued or incurred by Silicon for the
                                    account and/or benefit of the Borrower.

                                    (B)   (i)   70.0% of the amount of the
                                    Borrower's Eligible Accounts; minus

                                    (ii)  the aggregate amounts then undrawn on
                                    all outstanding letters of credit, foreign
                                    exchange contracts, or any other
                                    accommodations issued or incurred, or caused
                                    to be issued or incurred by Silicon for the
                                    account and/or benefit of the Borrower.

                        Silicon may, from time to time, modify the advance
                        rate(s) set forth herein in its good faith business
                        judgment upon notice to Borrower based on changes in
                        collection experience with respect to the Accounts or
                        other issues or factors relating to the Accounts or the
                        Collateral.

                                    Letter of Credit/Foreign Exchange
                                    Contract/Cash Management Services Sublimit

                                    Section 1.6, 1.7, 1.8):    $1,000,000.00"

      B.    Acknowledgment of Default; Forbearance by Bank. Borrower
            acknowledges that it is currently in default under the Loan
            Agreement by its failure to comply with (i) the financial covenant set forth in subsection (a) of Section 5 of the Schedule to the Loan
            Agreement (relative to Borrower's Adjusted Quick Ratio) as of the months ended July 31, 2006, August 31, 2006 and September 30, 2006, and (ii) the financial covenant set forth in subsection (b) of
            Section 5 of the Schedule to the Loan Agreement (relative to
            Borrower's EBITDAS) as of the quarter ended September 30, 2006.
            Bank, however, hereby agrees to forbear from exercising its rights and remedies with respect to such default until the earlier to occur of (i) an Event of Default under the Loan Agreement (other than the failure of the Borrower to comply with the above covenants) or (ii)
            November 10, 2006. The Borrower hereby acknowledges and agrees that except as specifically provided herein, nothing in this Section or anywhere in this Loan Modification Agreement shall be deemed or otherwise construed as a waiver by the Bank of any of its rights and remedies pursuant to the Existing Loan Documents, applicable law or otherwise.

4.    FEES. Borrower shall pay to Bank a modification fee equal to Ten
Thousand Dollars ($10,000.00) which fee shall be due on the date hereof and shall be deemed fully earned as of the date hereof. Borrower shall also reimburse Bank for all legal fees and expenses incurred in connection with this amendment to the Existing Loan Documents.

5.    RATIFICATION OF PERFECTION CERTIFICATE. Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in a certain Perfection Certificate dated as of August 11, 2004 between Borrower and Bank, and acknowledges, confirms and agrees the disclosures and information above Borrower provided to Bank in the Perfection Certificate has not changed, as of the date hereof.

6.    CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

7.    RATIFICATION OF LOAN DOCUMENTS. Borrower hereby ratifies, confirms, and reaffirms all terms and conditions of all security or other collateral granted to the Bank, and confirms that the indebtedness secured thereby includes, without limitation, the Obligations.

8.    NO DEFENSES OF BORROWER. Borrower hereby acknowledges and agrees that
Borrower has no offsets, defenses, claims, or counterclaims against Bank with respect to the Obligations, or otherwise, and that if Borrower now has, or ever did have, any offsets, defenses, claims, or counterclaims against Bank, whether known or unknown, at law or in equity, all of them are hereby expressly WAIVED and Borrower hereby RELEASES Bank from any liability thereunder.

9.    CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Obligations, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect.
Bank's agreement to modifications to the existing Obligations pursuant to this
Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers of Existing Loan Documents, unless the party is expressly released by Bank in writing. No maker will be released by virtue of this Loan Modification Agreement.

10.   COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Bank.

            [The remainder of this page is intentionally left blank]

      This Loan Modification Agreement is executed as of the date first written above.

BORROWER:                                        BANK:

AXS-ONE INC.                                     SILICON VALLEY BANK

By:    /s/ Joseph P. Dwyer                       By: /s/ Melissa Stepanis
   -------------------------------------            ----------------------------

Name:  Joseph P. Dwyer                           Name: Melissa Stepanis
     -----------------------------------              --------------------------

Title: Chief Financial Officer                   Title: Vice President
      ----------------------------------               -------------------------